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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       February 9, 2006 (February 6, 2006)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               Fedders Corporation
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             (Exact name of Registrant as specified in its charter)

        Delaware                   1-8831                22-2572390
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     (State or other       (Commission File No.)        (IRS Employer
     jurisdiction of                               Identification Number)
     Incorporation)


                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813
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          (Address of principal executive offices, including zip code)

                                 (908) 604-8686
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              (Registrant's telephone number, including area
                                    code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing
            Rule or Standard; Transfer of Listing

      Fedders Corporation (the "Company") has been notified by the New York Stock Exchange ("NYSE") that it is currently not in compliance with the NYSE's continued listing standards. The Company is considered "below criteria" by the NYSE since, over a 30 trading-day period, its average global market capitalization was less than $75 million, as of January 30, 2006 and its stockholders' equity was less than $75 million as of its September 30, 2005 Form 10-Q.

      In accordance with the NYSE's rules, the Company intends to submit a business plan to the NYSE within 45 days that will demonstrate compliance with the continued listing standards within 18 months. The Company believes that, as a result of the previously announced identified cost savings in excess of $20 million, in part related to consolidations in its operating units, and its focus on growth and profitable business, the business plan it submits to the NYSE will demonstrate compliance with the listing standards within the required timeframe.

      Following receipt of the plan, the NYSE will make a determination to either accept the business plan, at which time the Company will be subject to quarterly monitoring for compliance with the business plan, or it will not accept the business plan, at which time it will be subject to suspension by the NYSE and delisting by the SEC.

      Beginning on February 13, 2006, the NYSE will make available on its consolidated tape an indicator, ".BC," to reflect that the Company is below the NYSE's quantitative listing standards. The indicator will be removed at such time as the Company is deemed compliant with the NYSE's continued listing standards.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

      Exhibit (99) Additional Exhibits

      News Release dated February 9, 2006


The statements in this Form 8-K, concerning possible or assumed future results of operations of the Company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance,
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events or developments that are expected or anticipated to occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. For more information regarding such factors, risks and uncertainties affecting the Company please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (see especially "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 7a. Quantitative and Qualitative Disclosure about Market Risk" "Business--Risk Factors") and its other current and periodic filings with the Securities and Exchange Commission.

     All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FEDDERS CORPORATION


Dated: February 9, 2006
                                    By: /s/ Kent E. Hansen
                                        ---------------------------------
                                        Name:  Kent E. Hansen
                                        Title: Executive Vice President